Loans Held-For-Sale, Net (Tables)	12 Months Ended
Dec. 31, 2012
Loans Receivable Held-for-sale, Net [Abstract]
Schedule Of Loans Held For Sale [Table Text Block]
The composition of loans held-for-sale, net, was as follows.

	2012			2011
December 31, ($ in millions)	Domestic	Foreign	Total	Domestic	Foreign	Total
Consumer automobile	$—	$—	$—	$425	$—	$425
Consumer mortgage
1st Mortgage	2,490	—	2,490	7,360	12	7,372
Home equity	—	—	—	740	—	740
Total consumer mortgage (a)	2,490	—	2,490	8,100	12	8,112
Commercial and industrial
Other	86	—	86	20	—	20
Total loans held-for-sale (b)	$2,576	$—	$2,576	$8,545	$12	$8,557

(a)	Fair value option-elected domestic consumer mortgages were $2.5 billion and $3.9 billion at December 31, 2012, and December 31, 2011, respectively. Refer to Note 25 for additional information.

(b)
Totals are net of unamortized premiums and discounts and deferred fees and costs. Included in the totals are net unamortized premiums of $26 million at December 31, 2012, and net unamortized discounts of $221 million at December 31, 2011.

Schedule of Higher Risk Mortgage Loans Held-for-sale [Table Text Block]
The following table summarizes held-for-sale mortgage loans reported at carrying value by higher-risk loan type.

December 31, ($ in millions)	2012	2011
High original loan-to-value (greater than 100%) mortgage loans	$378	$423
Payment-option adjustable-rate mortgage loans	—	12
Interest-only mortgage loans	10	298
Below-market rate (teaser) mortgages	—	169
Total higher-risk mortgage loans held-for-sale	$388	$902